                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

                We consent to the use of our report dated January 27, 1999, appearing on page 21 of CBS Corporation's Form 10-K/A and page 55 of CBS Corporation's Form 10-K for the year ended December 31, 1998, incorporated by reference in this registration statement and the reference to our firm under the heading "Experts" in this registration statement.



/s/ KPMG LLP
------------


New York, New York
December 10, 1999